EXHIBIT 99.1
Growing Forward Investor Meetings May 2011

This presentation is made as of the date hereof and contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD- LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2011 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors. 1

Business Model Strong (5% to 7% growth) . . . . Financial Use NOLs to Eliminate Need for Equity Grow Operating Cash Flow and EPS 5% - 7% Business Invest in Utility Create Jobs Enhance Customer Value Base Rate Increases <2% 2 Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations .. . . . and sustainable with moderate rate increases <2%.

Capital Investment . . . . 2011 - 2015 Amount Percentage (bils) New Customers $0.7 11% Environmental 1.5 23 Distribution 1.9 30 Generation 0.5 8 Base Capital $4.6 72% Smart Grid 0.4 6 Renewables 0.7 11 Reliability/Other 0.7 11 Choices $1.8 28% Total $6.4 100% 3 .. . . . grows rate base 5% to 7%. Utility Investment $6.4 Billion

Ludington Upgrade to 2,200 MW . . . . 4 .. . . . underway. Increase capacity by 15% Increase efficiency by 5% Operate for 30 years before next major overhaul $800 million total investment over 10 years $150 million upgrade $650 million maintenance Consumers Energy share $400 million

$1.5 Billion Environmental Investment . . . . 5 Environmental emission reductions better than plan Regulatory outlook improved GHG Regulation - minimal impact anticipated .. . . . over next 5 years.

Environmental Spending 2011-2015 . . . . 6 Mercury SO2 NOx Emissions Reductions Expenditures .. . . . significantly reduced air emissions.

Renewable Energy Plans....

CMS ENERGY



Renewable Facilities
Proposed Company-owned Wind Facilities
New Power Purchase Agreements (287 MW)
Upper Peninsula
Lake Winds Energy Park
Cross Winds Energy Park

- Michigan energy law requires:
  - 10% renewables by 2015
  - Purchase 50% and build 50%
- Renewable energy surcharge reduced about $55 million annually
- Still plan to invest $650 million over next five years, primarily on wind power

.... at lower customer costs while maintaining investment.

7

Reliability Investments . . . . $700 million next 5 years Reduce outage frequency Reduce repetitive outages Improves Customer Average Interruption Duration Index Increase customer satisfaction 8 .. . . . reduces outages and increases customer satisfaction.

9 Smart Grid Deployment . . . . .. . . . improves overall financial viability. Billing Customer Information Outage Management Work and Asset Management Enterprise Applications MDM/MDUS Total project cost $750 million Meter deployment begins early 2012 Removed deployment of gas only meters Minimize upfront IT system cost by installing only basic functionality Expanded functions installed later Improved ability to scale plan

Intense Customer Focus . . . . 10 .. . . . continues as core to success. 2011-2015 Estimated Annual Average Base Rate Increases Productivity Initiatives Customer Value Initiative Maximize Energy Optimization Improve system reliability Competitive rates

Focus on Cost Improvement . . . . Fuel Western coal - $250 million Base Rates and Surcharges Benefit plans - $30 million SAP system efficiencies - $40 million Reduced workforce - $30 million Reduced customer renewable energy surcharge - about $55 million 11 .. . . . to minimize customer rate increases. 10% Reduction in Workforce Workforce Resizing Recent Cost Reductions

Regulatory Progress . . . . .. . . . supports growth. 2009 Filed $214 M Self-Imp $179 M Order $139 M 2010 Filed $178 M Self-Imp $150 M Order $146 M 2009 Filed $114 M Self-Imp $89 M Order $66 M 2010 Filed $55 M 78% 97% 74% 2008 2009 2010 2011 2012 Electric Gas 2008 2009 2010 2011 2012 Filed New Renewable Plan $55 M Reduction 2011 12 File Self-Imp Settlement $31 M Decision New Energy Law

Best in Class Risk Management . . . . .. . . . mitigates volatility. Old Opportunities Old Risks Decouple Decouple Cost Performance Reinvest 13 EPS 5% - 7% Base Rates <2%

Cash Flow and EPS Grow 5% to 7% . . . . 14 .. . . . driven by investment. Amount (bils) $ Gross operating cash flow a up $0.1 billion per year $1.8 Interest Working capital and taxes Base Investment $1.3 $1.6 $1.6 $1.7 $1.5 $1.9 Cash flow before dividend Investment choices _ _ _ _ _ a Non-GAAP

_ _ _ _ _ a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to Convertible debt and restricted stock 15 8% CAGR .. . . . paying off. Focus on Customers and Owners . . . . Dividend Annual ¢/share Payout 25% 30% 40% 84¢ +68% $1.20 $1.25 $1.26 $1.35 5%-7% Growth $1.44 $1.21 b Actual a Guidance

Business Model Strong (5% to 7% growth) . . . . Financial Use NOLs to Eliminate Need for Equity Grow Operating Cash Flow and EPS 5% - 7% 16 Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations .. . . . and sustainable with moderate rate increases <2%. Business Invest in Utility Create Jobs Enhance Customer Value Base Rate Increases <2%

Appendix

Electric Sales (weather adjusted) . . . . 2011 Sales (vs 2010) .. . . . recovering, conservative outlook. Electric Sales 0 7% decline 1979 to 1982 6% decline 2007 to 2009 Total +2.5% Up 9% 1983 &1984 Up 4% 2010 & 2011 18 Other, 2% Industrial, 33% Commercial, 32% Residential, 33%

Michigan 2010 Census Results 19 Population Change by County: 2000-2010 15-25% 5-15 0-5 < -10 Not in service territory Service Territory Change Consumers +3% Non-Consumers - 7 State of Michigan - 1 > -10

Electric Customer Base Diversified . . . . Hemlock Semiconductor General Motors State of Michigan Meijer Incorporated Nexteer Automotive Corporation Packaging Corporation of America Gerdau MacSteel Denso International Spectrum Health City of Grand Rapids Percent of 2010 electric gross margin is 2% Top Ten Customers Residential Commercial Autos Industrial Other (including ROA) 0.48 0.31 0.04 0.1 0.07 $1.95 Billion .. . . . "Autos" only 4% of gross margin. 2010 Electric Gross Margin Note: "Autos" includes 180 Business Partners identified by customer account managers 20

Michigan Public Service Commission (MPSC) Composed of three members appointed by the Governor with the advice and consent of the Senate Appointed to serve staggered six-year terms No more than two Commissioners may represent the same political party One Commissioner is designated as Chairman by the Governor Orjiakor Isiogu, Chairman Appointed: 9/9/07 Term Ends: 7/2/13 Democrat Monica Martinez, Commissioner Appointed: 7/3/05 Term Ends: 7/2/11 Democrat Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent 21

2011 Adjusted EPS (non-GAAP) . . . . First Quarter Nine Months To Go 13¢ (5)¢ $1.36 .. . . . guidance reaffirmed. 22 Gas Weather $1.44 First Quarter First Quarter Utility O&M (10)¢ (reliability & outages) Investment (7) PA141 (3) Financing and other 1 Total (19)¢ Old Rates Old Rates New Rates Storms (3)¢ Investment (3) Enterprises (3) Total (9)¢ 2011 Gas weather (cold) 4¢ 2010 Gas weather (mild) 2 2010 Gas (w/o decoupling) 3 Electric margin 3 Total 12¢

2011 Cash Flow Forecast (non-GAAP) CMS Energy Parent Consumers Energy _ _ _ _ _ a Includes other _ _ _ _ _ b Includes cost of removal and capital leases $210 23

2011 Sensitivities . . . . _ _ _ _ _ * Less than 0.5¢ or $500,000 .. . . . partly mitigated. Annual Impact Annual Impact Annual Impact Sensitivity EPS OCF (mils) Sales (weather adjusted) Electric (37,760 Gwh) Gas (282 Bcf) + 1% + 1 $ 0 + 0.01 + $20 + 5 Gas prices (NYMEX) + 1.00 0.01 60 Uncollectible accounts (mils) + 5 0.01 * ROE (authorized) Electric (10.7%) Gas (10.55%) + 50 bps + 50 + 0.06 + 0.02 + 25 + 10 Stock price (dilution) $1 share + 0.01 0 24 - + - + - +

Federal Tax Benefits 25

Bonus Depreciation . . . . Cash Flow Cash Flow Cash Flow 2010-2012 2013-2015 2011 EPS Utility (mils) (mils) New bonus depreciation benefit $ 400 $(100) -5¢ Accelerate investment and pension funding (200) 200 +5¢ Reduce debt (200) (100) - Total Utility $ 0 $ 0 0¢ Parent NOL use extended two years $(400) $400 New debt; less equity to Utility 400 (400) Total Parent $ 0 $ 0 0¢ 26 .. . . . supports investment and extends use of NOLs. ? ?

Liquidity Strong With Recent Renewals . . . . 27 .. . . . and substantial cash as of March 31, 2011. Renewal Availability Capacity $2.3 Billion $2.0 Billion Among first 5-year term revolvers since 2007 CMS Energy 5-year revolver 5-year revolver 3-year revolver Letter of Credit AR Facility Consumers Energy Cash 2011 2011 2013 2016 2016 $550 mils 500 150 250 800 30 $550 mils 210 150 250 800

Consumers Capital Expenditures 28

*GAS RATE CASE U-16418**

On May 12, 2011, a settlement agreement entered into by Consumers Energy and various interveners to this case was filed with the Michigan Public Service Commission (MPSC). The agreement reflects an increase to Consumers base gas rates of $31 million annually with an authorized ROE of 10.5%. The settlement agreement does not resolve issues concerning the structure of the gas pilot revenue decoupling mechanism approved by the Commission in U-15986; however, the agreement proposes that the current decoupling mechanism will continue until the Commission addresses decoupling in a subsequent order. On, February 8, 2011 the Commission delayed Consumers planned self implementation of $29 million. Overall, the settlement agreement, if approved, would increase customer rates 1.5% versus rates set in the last gas case (U-15986).

Item	Company Self Imp. Plan (mils)	Settlement (mils)	Settlement B/(W) (mils)	Remarks
1. O&M	$7	$2	($5)	General reduction in O&M expenditures
2. Gross Margin	3	15	12	Decreased sales (279 Bcf vs 283 Bcf): $17 Higher misc. revenue: ($5)
3. Investment	28	29	1	
4. Cost of Capital	(9)	(15)	(6)	Lower Return on Equity (10.5% vs. 10.55%): ($1) Lower debt cost & capital structure: ($5)
Total	$29	$31	$2	

Ratemaking Capital Structure %	Existing (U-15986)	Consumers Filed	Settlement
Long Term Debt	43.58%	41.86%	41.12%
Short Term Debt	1.30	2.39	2.36
Preferred Stock	0.46	0.42	0.41
Common Equity	40.78[(1)]	40.51[(2)]	40.10[(3)]
Deferred FIT	13.30	14.33	15.50
JDITC/Other	0.58	0.49	0.51
	100.00%	100.00%	100.00%

Rate Base and Return Percentage	Existing (U-15986)	Consumers Filed	Settlement
Rate Base (bils)	$2.74	$2.90	$2.86 [(4)]
Return on Rate Base	7.02%	7.10%	6.69%
Return on Equity	10.55%	11.00%	10.50%

[(1)]Equivalent to 48.07% on a financial basis
[(2)]Equivalent to 48.93% on a financial basis
[(3)]Equivalent to 49.12% on a financial basis
[(4)]Implied

*Gas Rate Case U-16418 can be accessed at the Michigan Public Service Commission's website.
http://efile.mpsc.state.mi.us/efile/

GAAP Reconciliation

CMS ENERGY CORPORATION
Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010

Reported earnings (loss) per share — GAAP	( $0.30)	$0.64	( $0.44)	( $0.41)	( $1.02)	$1.20		$0.91	$1.28

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*	)	(0.08)	0.08
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—

Adjusted earnings per share, including MTM — non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM — non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA

*	Less than $500 thousand or $0.01 per share.

(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS Energy
Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities
(unaudited)
(mils)

	2009	2010	2011	2012	2013	2014	2015
Consumers Operating Income + Depreciation & Amortization	$1,248	$1,498	$1,520	$1,601	$1,657	$1,757	$1,872
Enterprises Project Cash Flows	16	39	40	35	47	47	46

Gross Operating Cash Flow	$1,264	$1,537	$1,560	$1,636	$1,704	$1,804	$1,918
Other operating activities including taxes, interest payments and working capital	(416)	(578)	(410)	(406)	(472)	(439)	(835)

Net cash provided by operating activities	$848	$959	$1,150	$1,230	$1,232	$1,365	$1,083

CMS ENERGY CORPORATION
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

(In millions, except per share amounts)	2010
	1Q	2Q	3Q	4Q	YTD Dec

Reported net income — GAAP	$85	$80	$134	$25	$324

After-tax items:
Electric and gas utility	6	*	—	—	6
Enterprises	1	(31)	(2)	24	(8)
Corporate interest and other	*	*	—	*	*
Discontinued operations loss	1	16	*	6	23

Adjusted income — non-GAAP	$93	$65	$132	$55	$345

Average shares outstanding, basic	228.0	228.2	229.0	240.7	231.5
Average shares outstanding, diluted	246.5	247.6	254.7	258.4	252.9

Reported earnings per share — GAAP	$0.34	$0.32	$0.53	$0.09	$1.28

After-tax items:
Electric and gas utility	0.03	*	—	—	0.03
Enterprises	*	(0.13)	(0.01)	0.10	(0.03)
Corporate interest and other	*	*	—	*	*
Discontinued operations loss	0.01	0.07	*	0.02	0.08

Adjusted earnings per share — non-GAAP	$0.38	$0.26	$0.52	$0.21	$1.36

(In millions, except per share amounts)	2011
1Q
Reported net income — GAAP	$135

After-tax items:
Electric and gas utility	—
Enterprises	*
Corporate interest and other	—
Discontinued operations (income) loss	(2)

Adjusted income — non-GAAP	$133

Average shares outstanding, basic	250.0
Average shares outstanding, diluted	261.7

Reported earnings per share — GAAP	$0.52

After-tax items:
Electric and gas utility	—
Enterprises	*
Corporate interest and other	—
Discontinued operations (income) loss	(0.01)

Adjusted earnings per share — non-GAAP	$0.51

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

CMS Energy Corporation
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended
March 31	2011	2010

Electric Utility
Reported	$0.25	$0.16
Downsizing Program and Other, net	—	0.02

Adjusted	$0.25	$0.18

Gas Utility
Reported	$0.33	$0.27
Downsizing Program and Other, net	—	0.01

Adjusted	$0.33	$0.28

Enterprises
Reported	$0.01	$0.04
Downsizing Program and Other, net	*	*

Adjusted	$0.01	$0.04

Corporate Interest and Other
Reported	$(0.08)	$(0.12)
Downsizing Program and Other, net	—	*

Adjusted	$(0.08)	$(0.12)

Discontinued Operations
Reported	$0.01	$(0.01)
Discontinued Operations (Income) Loss	(0.01)	0.01

Adjusted	$—	$—

Totals
Reported	$0.52	$0.34
Discontinued Operations (Income) Loss	(0.01)	0.01
Downsizing Program and Other, net	*	0.03

Adjusted	$0.51	$0.38

Average Common Shares Outstanding — Diluted (in millions)	261.7	246.5

*	Less than $0.01 per share.

Consumers Energy
2011 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Other Working	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Capital	Lease Pymts	Debt Pymts	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Investing	as Financing	as Financing	as Financing	as Financing	Amount	Description
Cash at year end 2010	$71	$—	$—	$—	$—	$—	$—	$—	$71	Cash at year end 2010

Sources
Operating	$1,520	$50	$(233)	$—	$23	$37	$—	$—	$1,397
Other working capital	(15)	—	—	20	—	—	—	—	5

Sources	$1,505	$50	$(233)	$20	$23	$37	$—	$—	$1,402	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(235)	$—	$233	$(20)	$—	$—	$2	$—	$(20)
Capital expenditures	(1,065)	—	—	—	—	—	—	—	(1,065)
Dividends/tax sharing to CMS	(315)	(50)	—	—	—	—	—	365	—

Uses	$(1,615)	$(50)	$233	$(20)	$—	$—	$2	$365	$(1,085)	Net cash provided by investing activities

Cash flow	$(110)	$—	$—	$—	$23	$37	$2	$365	$317	Cash flow from operating and investing activities

Financing
Equity	$125	$—	$—	$—	$—	$—	$—	$—	$125
New Issues	—	—	—	—	—	—	—	—	—
Retirements	—	—	—	—	(23)	(37)	—	(365)	(425)
Net short-term financing & other	(47)	—	—	—	—	—	(2)	—	(49)

Financing	$78	$—	$—	$—	$(23)	$(37)	$(2)	$(365)	$(349)	Net cash provided by financing activities

Net change in cash	$(32)	$—	$—	$—	$—	$—	$—	$—	$(32)	Net change in cash

Cash at year end 2011	$39	$—	$—	$—	$—	$—	$—	$—	$39	Cash at year end 2011

CMS Energy Parent
2011 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2010	$163	$—	$—	$—	$—	$13	$176	Cash at year end 2010

Sources
Consumers Energy dividends/tax sharing	$315	$(125)	$(15)	$—	$—	$—	$175
Enterprises	35	—	—	(90)	—	7	(48)

Sources	$350	$(125)	$(15)	$(90)	$—	$7	$127	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(125)	$125	$—	$—	$—	$—	$—
Overhead and Federal tax payments	(15)	—	15	—	—	—	—
Equity infusions	(125)	—	—	90	—	(60)	(95)

Uses (a)	$(355)	$125	$15	$90	$—	$(60)	$(185)	Net cash provided by investing activities

Cash flow	$(5)	$—	$—	$—	$—	$(53)	$(58)	Cash flow from operating and investing activities

Financing and dividends
New Issues	$250	$—	$—	$—	$—	$53	$303
Retirements	(150)	—	—	—	—	—	(150)
Net short-term financing & other	20	—	—	—	—	—	20
Common dividend	(210)	—	—	—	—	—	(210)

Financing	$(90)	$—	$—	$—	$—	$53	$(37)	Net cash provided by financing activities

Net change in cash	$(95)	$—	$—	$—	$—	$—	$(95)	Net change in cash

Cash at year end 2011	$68	$—	$—	$—	$—	$13	$81	Cash at year end 2011

(a)	Includes other and roundings

Consolidated CMS Energy
2011 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the Consolidated
			Statement of Cash Flows
Statements of Cash Flows			Consumers	Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Preferred Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	as Operating	Consumers	Amount	Description
Cash at year end 2010	$71	$176	$—	$—	$—	$247	Cash at year end 2010

Net cash provided by operating activities	$1,402	$127	$(365)	$(2)	$—	$1,162	Net cash provided by operating activities

Net cash provided by investing activities	(1,085)	(185)	—	—	125	(1,145)	Net cash provided by investing activities

Cash flow from operating and investing activities	$317	$(58)	$(365)	$(2)	$125	$17	Cash flow from operating and investing activities

Net cash provided by financing activities	$(349)	$(37)	$365	$2	$(125)	$(144)	Net cash provided by financing activities

Net change in cash	$(32)	$(95)	$—	$—	$—	$(127)	Net change in cash

Cash at year end 2011	$39	$81	$—	$—	$—	$120	Cash at year end 2011